                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                -------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
      Date of Report (Date of earliest event reported)   March 15, 1996



                           Matewan BancShares, Inc.
            (Exact name of registrant as specified in its charter)


              Delaware                    0-16707            55-0639363
  (State or other jurisdiction         (Commission       (I.R.S. Employer
of incorporation or organization)       File Number)     Identification No.)


           250 East Second Avenue, Williamson, West Virginia  25661
                   (Address of principal executive offices)
                                  (Zip Code)

                                (304) 235-1544
             (Registrant's telephone number, including area code)

                                Not applicable
                                --------------
     (Former name, address, and fiscal year, if changed since last report)

                           Matewan BancShares, Inc.


Item 2.   Acquisition or Disposition of Assets

On March 15, 1996, Matewan BancShares, Inc. ("Matewan") purchased
(the "Acquisition") 100% of the outstanding capital stock of Bank One, Pikeville, National Association, Pikeville, Kentucky ("Pikeville"), from Banc One Corporation ("Banc One"). Matewan funded the purchase price of the Acquisition from (i) $16,400,000 from the issuance of preferred stock of Matewan; (ii) $4,200,000 in cash and cash equivalents; and (iii) a 10-year loan from One Valley Bank, National Association, Charleston, West Virginia, in the principal amount of $8,000,000 which bears interest at the rate of 2% per annum above the 5-year treasury note yield on March 14, 1996.

Matewan is operating Pikeville as a separate subsidiary under the name "Matewan National Bank/Kentucky." For federal income tax purposes, Matewan and Banc
One elected to treat the purchase of the outstanding stock of Pikeville as a purchase of Pikeville's assets pursuant to Section 338(h)(10) of the Internal Revenue Code of 1986, as amended. One result of a Section 338(h)(10) election is that Pikeville's tangible and intangible assets with a fair market value in excess of their adjusted tax bases will receive a "step up" in basis for federal income tax purposes. To the extent the adjusted tax basis of intangible property (such as core deposit intangibles, other intangibles and goodwill) is stepped up, Matewan will receive the benefit of amortization deductions with respect to those assets.

Item 7.   Financial Statements and Exhibits

The audited financial statements of Bank One, Pikeville, National Association, as of December 31, 1994 and 1993 and for the three years in the period ended December 31, 1994, were previously filed in Matewan's Registration Statement on Form S-1, Registration No. 333-367, which was declared effective on or about February 26, 1996.

Pro forma financial information and financial statements are not available at the time of this filing and, accordingly, their inclusion is impractical for this filing. Matewan will file a Form 8-K/A disclosing required pro forma financial information and financial statements as soon as practical, but in no event later than 60 days from the date of this filing.

                                  Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Matewan BancShares, Inc.


Date: March 27, 1996             By: /s/ Dan R. Moore
      ------------------             --------------------
                                         Dan R. Moore
                                         Chairman of the Board, President
                                          and Chief Executive Officer

CHASFS3:32396